SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2011


                             AVWORKS AVIATION CORP.
             (Exact name of registrant as specified in its charter)

        Nevada                     000-27795                    98-0427526
(State of Incorporation)         (Commission                 (I.R.S. Employer
                                 File Number)             Identification Number)

4700 Hiatus Road, Suite 252, Sunrise, Florida                       33351
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (954) 749-0484
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communication  pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.133-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 19, 2011, AvWorks Aviation Corp. ("AvWorks") entered into a Management Advisory Agreement ("Agreement") with Precision Aircraft Dismantling, LLC, a Florida limited liability company ("Precision"), pursuant to which AvWorks will provide management and advisory services to Precision. In addition, AvWorks will provide Precision with access to AvWorks' offices, telecommunication equipment, equipment and warehouses.

     The Agreement has a term of 12 months, may be renewed for an additional term(s) of one or more years upon written consent of the parties and the Agreement may be terminated by either party at the end of the first six (6) months.

     AvWorks will be compensated for the management and advisory services it provides to Precision by a fee equal to one half of the net profit from the operations of Precision. The parties have agreed that AvWorks will identify the salvageable assets and will oversee the entire process from scrapping, to quality control, to inventory and asset liquidation.

ITEM 7.01 REGULATION FD.

     On December 19, 2011, AvWorks issued a press release announcing the entry into the Agreement with Precision, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01 EXHIBITS.

(d) Exhibits

Exhibit No.                   Document Description
-----------                   --------------------

10.1          Management  Advisory  Agreement  dated  December 19, 2011,  by and
              between  and  AvWorks   Aviation  Corp.  and  Precision   Aircraft
              Dismantling, LLC

99.1          AvWorks Aviation Corp. Press Release dated December 19, 2011

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2011               AVWORKS AVIATION CORP.


                                       By: /s/ Joel A. Young
                                           -------------------------------------
                                           Joel A. Young
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.                   Document Description
-----------                   --------------------

10.1          Management  Advisory  Agreement  dated  December 19, 2011,  by and
              between  and  AvWorks   Aviation  Corp.  and  Precision   Aircraft
              Dismantling, LLC

99.1          AvWorks Aviation Corp. Press Release dated December 19, 2011